Exhibit 99.2

1 Fourth Quarter and Full Year 2009 Financial Results February 3, 2010

2 Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the availability of loans and fluctuations in the credit markets; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; changes in federal energy policies; demand for oil and gas; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found on our website at www.ForestarGroup.com.

Reserves Disclosure The process of estimating oil and gas reserves is complex involving decisions and assumptions in evaluating the available geological, geophysical, engineering and economic data. Accordingly, these estimates are imprecise. Actual future production, oil and gas prices, revenues, taxes, and quantities of recoverable oil and gas reserves will vary from those estimated. Any variance could materially affect the estimated quantities and present value of reserves. In addition, we may adjust estimates of reserves to reflect production history, results of exploration and development, prevailing oil and gas prices and other factors, many of which are beyond our control. As required by SEC regulations, we base the estimated discounted future net cash flows from our reserves on average prices and costs for the year presented. However, actual future net cash flows from our properties will be affected by factors such as: supply of and demand for oil and gas; actual prices we receive for oil and gas; actual operating costs; the amount and timing of actual production; and changes in governmental regulations or taxation. The timing of both the production and the incurrence of expenses in connection with the development and production of our properties will affect the timing of actual future net cash flows from reserves, and thus their actual present value. In addition, the 10% discount factor we use when calculating discounted future net cash flows, which is required by the SEC, may not be the most appropriate discount factor based on interest rates in effect from time to time and risks associated with us or the oil and gas industry in general. Any material inaccuracies in our reserve estimates or underlying assumptions will materially affect the quantities and present value of our reserves, which could adversely affect our business, results of operations and financial condition. 3

Full Year 2009 Value Creation Highlights $130+ million positive net cash flow generated in 2009 compared with the use of ($70) million in 2008 Institutional Land Sales 95,000 acres $160 million Retail Land Sales 18,000 acres 47 million Total: 113,000 acres $207 million Reduced investment in development and lowered costs by almost $68 million in 2009 vs. 2008 Received $24.9 million in reimbursements from special public improvement districts Leased 25,800 net mineral acres - $21.3 million Investing approximately $19 million in our Cibolo Canyons mixed-use development in San Antonio, Texas Reduced debt over $121 million or 35% since YE 2008 Significant progress executing near-term strategic initiatives despite difficult market conditions Acres and dollars are approximate 4

5 Fourth Quarter and Full Year 2009 Results ($ in Millions, except per share data) 4th Qtr 2009 4th Qtr 2008 Full Year 2009 Full Year 2008 Net Income ($7.4) $1.7 $59.1 $12.0 Diluted EPS ($0.20) $0.05 $1.64 $0.33 Full year 2009 average diluted shares outstanding were 36.1 million 2009 results include a pre-tax gain of approximately $104 million from the sale of about 95,000 acres of timberland

6 Segment Earnings Fourth quarter 2009 real estate segment earnings were negatively impacted by impairment charges of $2.7 million primarily associated with condominium project located in Austin, Texas and $3.6 million charge for environmental remediation activities at our San Joaquin River project located near Antioch, California. Full year 2009 real estate segment earnings were negatively impacted by impairment charges of $10.6 million and $3.6 million charge for environmental remediation activities. 2009 Mineral Resources segment earnings include $21.3 million in bonus payments associated with leasing over 25,800 net mineral acres ($ in Millions) 4th Qtr 2009 4th Qtr 2008 Full Year 2009 Full Year 2008 Real Estate ($2.5) $3.0 $3.2 $9.1 Mineral Resources 3.3 6.1 32.4 44.1 Fiber Resources 1.4 2.7 9.6 8.9 Total $2.2 $11.8 $45.2 $62.1

7 Key Performance Indicators and Year End 2009 Pipeline Status

8 Real Estate Segment KPI's 4th Qtr 2009 4th Qtr 2008 Full Year 2009 Full Year 2008 Residential Lot Sales * Lots Sold 202 259 642 1,060 Average Price / Lot $45,000 $37,600 $55,200 $48,500 Gross Profit / Lot $12,600 $9,200 $17,400 $15,300 Commercial Tract Sales * Acres Sold 0.3 28 6 120 Average Price / Acre $87,000 $265,900 $263,800 $232,400 Land Sales * Acres Sold 3,240 2,436 18,200 6,063 Average Price / Acre $3,100 $4,600 $2,600 $4,800 Segment Revenues ($ in Millions) $24.3 $25.4 $94.4 $98.9 Segment Earnings ($ in Millions) ($2.5) $3.0 $3.2 $9.1 * Includes 100% of joint venture activity

9 Residential Lot Sales Activity Historical residential lot sales activity have been principally located in major markets of Texas, resulting in steadily improving residential lot prices since 2004 * Excludes bulk sale of 117 lots at Parks of Deer Creek project located near Fort Worth, Texas Total Residential Lots Sold Average Residential Lot Price * *

10 Real Estate Pipeline - YE 2009 Real Estate Undeveloped In Entitlement Process Entitled Developed and Under Development Total Acres* Undeveloped Land Owned 196,817 203,580 Ventures 6,763 203,580 Residential Owned 26,868 7,790 636 41,706 Ventures 1,080 4,297 1,035 41,706 Commercial Owned 3,502 1,056 520 5,849 Ventures - 517 254 5,849 Total Acres 203,580 31,450 13,660 2,445 251,135 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,416 3,731 29,147 Note: Estimated acres and lots may vary *Excludes Forestar's 58% ownership interest in the Ironstob venture which controls approximately 16,000 acres of undeveloped land in Georgia

Mixed-Use Development Resort Investment* $45 MM $43 MM* + 700 acres Forestar Economics Residential Lot Sales 1,700 lots Commercial Acre Sales 145 commercial acres Public Improvement District Reimbursements $38.0 MM pending as of year-end 2009 9% hotel room revenue through 2034 1.5% of sales generated within resort through 2034 Progress (YE 2009) 590 lots sold 64 acres sold $20.3 MM received Opened Jan 22, 2010 * Excludes $10 million loan to resort developer investors, funded January 2010 Cibolo Canyons - San Antonio, Texas www.JWSanAntonio.com Opening Weekend January 22, 2010

12 Mineral Resources Segment KPI's 4th Qtr 2009 4th Qtr 2008 Full Year 2009 Full Year 2008 Minerals* Net Acres Leased 720 5,687 25,803 61,583 Avg. Bonus / Acre $662 $300 $827 $405 Natural Gas Produced (MMCF) 586.5 393.4 1,575.8 1,363.4 Average Price / MCF $3.15 $8.65 $4.09 $8.76 Oil Produced (Barrels) 30,800 21,400 107,200 87,900 Average Price / Barrel $66.62 $90.65 $56.86 $106.66 Segment Revenues ($ in Millions) $4.5 $7.5 $36.3 $47.7 Segment Earnings ($ in Millions) $3.3 $6.1 $32.4 $44.1 Active Wells * (end of period) 472 442 472 442 Note: Wells owned and drilled by third-party lessees and operators * Includes 100% of joint venture activity

2009 Texas Leasing and Well Activity 19,400 Acres Leased; 26 Completed Wells Barnett Shale assets in a venture Note: Wells owned and drilled by third-party lessees and operators 13 Target Formations Wells Leases Held by Production Natural Gas Well Leased in 2009 Leased Prior to 2009 Available for Lease ? ? ? ? ? ? Tarrant Parker Hood Johnson Fort Worth Basin

2009 Louisiana Leasing and Well Activity 6,400 Acres Leased; 4 Completed Wells 14 Target Formations Wells Leases Held by Production Natural Gas Well Oil Well Leased in 2009 Leased Prior to 2009 Available for Lease ? ? ? Note: Wells owned and drilled by third-party lessees and operators

Production & Proved Developed Reserve Growth 15 ($ in millions) 2009 2008 % Change Production Natural Gas, Bcfe 1.575 1.363 16% Oil, Mbo 107.2 87.9 22% Natural Gas Equivalents, Bcfe* 2.219 1.891 17% Proved Developed Reserves 1 Total Reserves, Bcfe* 12.6 10.4 22% Total PV-10**, $MM $34.7 $32.3 8% Undiscounted Future Net Cash Flows 1 $56.4 $53.0 6% 22% Reserve Growth in 2009 Note: PV-10 analysis based on 2009 average benchmark prices of $57.65 for oil and $3.87 for natural gas; compared with 2008 year-end benchmark prices of $41.00 for oil and $5.71 for natural gas. *Bcfe - Billion Cubic Feet Equivalent (converting oil to natural gas at 6 Mcf / Bbl) **PV10 - Present Value at 10% (before income taxes) 1 Includes Forestar's share of equity method ventures

16 Fiber Resources Segment KPI's 4th Qtr 2009 4th Qtr 2008 Full Year 2009 Full Year 2008 Fiber Sales Pulpwood Tons Sold 143,300 264,500 810,100 917,000 Average Pulpwood Price / Ton $9.76 $9.35 $8.53 $8.52 Sawtimber Tons Sold 40,900 47,400 331,300 162,900 Average Sawtimber Price / Ton $18.93 $21.50 $19.82 $19.51 Total Tons Sold 184,200 311,900 1,141,400 1,079,900 Average Price / Ton $11.80 $11.19 $11.81 $10.17 Segment Revenues ($ in Millions) $2.6 $4.1 $15.6 $13.2 Segment Earnings ($ in Millions) $1.4 $2.7 $9.6 $8.9 Recreational Leases (acres) - end of period 213,900 296,300 213,900 296,300

Maximizing Shareholder Value 17 *Excludes contributions to the JW Marriott resort at Cibolo Canyons, share-based compensation expenses, aircraft impairment, environmental remediation charges, and costs paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal

Balance Sheet Leverage and Liquidity 18 ($ in Millions) Year End 2008 2009 Net Activity Year End 2009 Credit Facility Borrowings $235 ($110) $125 Other Consolidated Debt* $103 ($11) $92 Total Debt $338 ($121) $217 Total Debt / Capital 43% 29% Available Liquidity $188 $203 * Consolidated venture debt is principally non-recourse to Forestar Debt reduction has increased balance sheet strength, improving liquidity and financial flexibility, positioning Forestar for future growth opportunities

19 2009 Year End Snapshot Real Estate 251,000 acres of low basis land owned directly or through ventures 101 total projects located in 7 states and 12 markets 21 projects, with 31,450 acres currently in entitlement process 3 commercial & income producing assets Radisson Hotel (Austin, TX) Palisades West - Commercial Office (Austin, TX) Las Brisas - Multi-family (Austin, TX) Natural Resources 620,000 net acres of oil and gas interests in TX, LA, AL, GA and CA 27,000 acres held by production 113,000 acres leased 480,000 acres available for lease 227,000 acres generating fiber growth and sales 1,380,000 acres of 45% non-participating water royalty interest

Forestar Group Conference 20 Investor Conference April 15-16, 2010 San Antonio, Texas JW Marriott San Antonio Hill Country Resort & Spa at Cibolo Canyons

21